THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2017

Supplement dated June 15, 2017

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

Due to a merger between Janus Capital Group Inc. (the direct parent of the investment adviser Janus Capital Management LLC) and Henderson Group plc, effective June 5, 2017, the Janus Aspen Series funds in this product have undergone name changes to reflect this merger accordingly. The Research Portfolio is now the Janus Henderson Research Portfolio and the Overseas Portfolio is now the Janus Henderson Overseas Portfolio.

PROSPECTUS CHANGES

I.	Cover Page

References to the Research Portfolio and Overseas Portfolio are hereby deleted and replaced with references to the Janus Henderson Research Portfolio and Janus Henderson Overseas Portfolio.

II.	The Funds

On page 10 of the Prospectus, under the caption “Janus Aspen Series,” references to the Research Portfolio (formerly the Janus Portfolio) and Overseas Portfolio are hereby deleted and replaced with references to the Janus Henderson Research Portfolio and the Janus Henderson Overseas Portfolio.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-2